EXHIBIT 10.3.1



                      THORNBURG MORTGAGE ASSET CORPORATION

AMENDMENT NO. 1 TO AMENDED AND RESTATED 1992 STOCK OPTION AND INCENTIVE PLAN

                                December 19, 1997

The Amended and Restated 1992 Stock Option Plan is amended, effective December 19, 1997, as follows:

         Sections 7(a)(ii)(1) and (2) are amended to read as follows:

(1) Fixed offering. As of the pricing date of any firm commitment public offering or direct placement of the Common Stock, or as of the cash purchase investment date for Common Stock being sold under the waiver provisions of the optional cash purchase feature of the Company's Dividend Reinvestment and Stock Purchase Plan ("DRP"), a number of shares of Common Stock equal to the total number of shares of Common Stock sold under the offering (including shares sold under the underwriter's overallotment) multiplied by .002; and

(2) Continuous Offering. As of the last business day on which the New York Stock Exchange is open for trading during each fiscal quarter of the Company, a number of shares of Common Stock equal to the total number of shares of Common Stock sold by the Company during such fiscal quarter multiplied by .002, excluding
                                    (A) Options granted  pursuant to the sale of
                                    Common  Stock  during the  calendar  quarter
                                    under  subsection (1) above,  (B) any shares
                                    of Common Stock  issued under the  Company's
                                    DRP(other  than  as  referenced   under  (1)
                                    above), or (C) shares acquired pursuant to the exercise of Options granted under the Plan.

         To record the amendment of the Plan in the form set forth above by the Board of Directors effective as of December 19, 1997, the Company has caused this amendment to the Plan to be executed in the name and on behalf of the Company.


                                            THORNBURG MORTGAGE ASSET CORPORATION



                                            By    /s/Larry A. Goldstone
                                                 ------------------------------
                                                  Larry A. Goldstone, President